ASSET-BACKED FINANCING FACILITY

ADVANTA BANK CORP.
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:        FEBRUARY 1, 2002 - FEBRUARY 28, 2002

SETTLEMENT DATE:          15-MAR-02


A.   SERIES INFORMATION:

     ADVANTA EQUIPMENT LEASING RECEIVABLES SERIES 2000-1 LLC
     SERIES 2000-1

I.   AGGREGATE CONTRACT PRINCIPAL BALANCE:

     (a.)    Beginning Aggregate Contract Principal Balance ............................                       $ 157,470,652.28
                                                                                                               ----------------
     (b.)    Contract Principal Balance of all Collections allocable to Contracts ......                       $   9,143,565.45
                                                                                                               ----------------
     (c.)    Contract Principal Balance of Charged-Off Contracts .......................                       $     948,279.37
                                                                                                               ----------------
     (d.)    Ending Aggregate Contract Principal Balance of all Contracts as of
              this Settlement Date .....................................................                       $ 147,378,807.46
                                                                                                               ----------------

             BALANCES ON THIS PAYMENT DATE: (AFTER PRINCIPAL PAYMENTS MADE FOR
              THIS RELATED COLLECTION PERIOD)

     (e.)    Class A Principal Balance as of this
             Settlement Date (Class A Note Factor)                0.2519189                                    $  82,925,893.67
                                                            ----------------                                   ----------------
     (e1.)   Ending Class A-1 Principal Balance                   0.0000000                 $          0.00
                                                            ----------------                ---------------
     (e2.)   Ending Class A-2 Principal Balance                   0.0000000                 $             -
                                                            ----------------                ---------------
     (e3.)   Ending Class A-3 Principal Balance                   0.9799451                 $ 82,925,893.67
                                                            ----------------                ---------------
     (f.)    Ending Class B Principal Balance as of this
             Settlement Date (Class B Note Factor)                0.4260490                                    $  12,020,971.70
                                                            ----------------                                   ----------------
     (g.)    Ending Class C Principal Balance as of this
             Settlement Date (Class C Note Factor)                0.4260491                                    $   8,013,984.14
                                                            ----------------                                   ----------------
     (h.)    Ending Class D Principal Balance as of this
             Settlement Date (Class D Note Factor)                0.4260488                                    $   4,006,988.71
                                                            ----------------                                   ----------------
     (i.)    Ending Class E Principal Balance as of this
             Settlement Date (Class E Note Factor)                0.4343081                                    $  10,211,451.01
                                                            ----------------                                   ----------------
     (j.)    Ending Class F Principal Balance as of this
             Settlement Date (Class F Note Factor)                0.3134031                                    $  19,159,748.95
                                                            ----------------                                   ----------------
     (k.)    Excess Aggregate Contract Principal Balance over the sum of the
              Class A through F Principal Balances                                                             $  11,039,769.29
                                                                                                               ----------------

II.  COMPLIANCE RATIOS:

     (a.)    Aggregate Contract Balance Remaining ("CBR") of all Contracts .............                       $ 163,266,056.66
                                                                                                               ----------------
     (b.)    CBR of Contracts 1 - 30 days delinquent ...................................                       $  14,773,249.09
                                                                                                               ----------------
     (c.)    % of Delinquent Contracts 1- 30 days as of the related Calculation
             Date ......................................................................                                   9.05%
                                                                                                               ----------------
     (d.)    CBR of Contracts 31 - 60 days delinquent ..................................                       $   5,793,803.72
                                                                                                               ----------------
     (e.)    % of Delinquent Contracts 31- 60 days as of the related Calculation
             Date ......................................................................                                   3.55%
                                                                                                               ----------------
     (f.)    CBR of Contracts 61 - 90 days delinquent ..................................                       $   3,485,177.26
                                                                                                               ----------------
     (g.)    % of Delinquent Contracts 61- 90 days as of the related Calculation
             Date ......................................................................                                   2.13%
                                                                                                               ----------------
     (h.)    CBR of Contracts > 91 days delinquent .....................................                       $   2,829,372.76
                                                                                                               ----------------
     (i.)    % of Delinquent Contracts > 91 days as of the related Calculation
             Date ......................................................................                                   1.73%
                                                                                                               ----------------
     (j1.)   % of Delinquent Contracts 31 days or more as of the related
             Calculation Date ..........................................................                                   7.42%
                                                                                                               ----------------
     (j2.)   Month 2:             Jan-02 ...............................................                                   7.71%
                             ------------                                                                      ----------------
     (j3.)   Month 3:             Dec-01 ...............................................                                   8.15%
                             ------------                                                                      ----------------
     (j4.)   Three month rolling average % of Delinquent Contracts 31 days or more .....                                   7.76%
                                                                                                               ----------------
     (k1.)   Net Charge-Off % for the related Collection Period (annualized 30/360) ....                                   2.88%
                                                                                                               ----------------
     (k2.)   Month 2:             Jan-02 ...............................................                                   4.25%
                             ------------                                                                      ----------------
     (k3.)   Month 3:             Dec-01 ...............................................                                  12.94%
                             ------------                                                                      ----------------
     (k4.)   Three month rolling average % for Defaulted Contracts .....................                                   6.69%
                                                                                                               ----------------

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
     (l1.)   Cumulative Net Loss Percentage ............................................                                 6.8207%
                                                                                                               ----------------
     (l2.)   Does the Cumulative Net Loss % exceed .....................................

     (l3.)   The Loss Trigger Level % from Beginning Period to and including
              12th Collection Period ?   Y or N ........................................                              N/A
                                                                                                               ----------------
     (l4.)   The Loss Trigger Level % from 13th Collection Period to and
              including 24th Collection Period ?   Y or N ..............................                              YES
                                                                                                               ----------------
     (l5.)   The Loss Trigger Level % from 25th Collection Period and
              thereafter ?   Y or N ....................................................                              N/A
                                                                                                               ----------------
     (m5.)   Is there currently a Trigger Event which has not been cured for
              this payment date   Y or N ...............................................                              YES
                                                                                                               ----------------
     (m5.)   Is there currently an Event of Default for this payment date  Y or N ......                              NO
                                                                                                               ----------------

III. FLOW OF FUNDS:

     (1.)    The amount on deposit in Available Funds ..................................                       $  10,995,761.12
                                                                                                               ----------------
     (2.)    Amounts deposited, if any, by the Servicer to the Collection
              Account for contracts repurchased ........................................                       $             --
                                                                                                               ----------------
     (3.)    Total deposits in the Collection Account to be used as available
              funds on this Payment Date (1+2) .........................................                       $  10,995,761.12
                                                                                                               ----------------
     (4.)    Funds to the servicer, any Excluded Amounts-Residual Receipts .............                       $     260,604.35
                                                                                                               ----------------
     (a.)    To the Trustee, trustee fees and expenses subject to an annual limit ......                                     --
                                                                                                               ----------------
     (b.)    To the Servicer, any unrecoverable servicer advances / initial
              unpaid balance amounts ...................................................                       $             --
                                                                                                               ----------------
     (c.)    To the Servicer, the servicing fee then due and miscellaneous
              amounts, if any ..........................................................                       $     131,225.54
                                                                                                               ----------------

             TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST
              HOLDERS: INTEREST

     (d.)    To Class A, the total Class A Note Interest for the related
               interest accrual period .................................................                       $     571,548.88
                                                                                                               ----------------
                             Interest on Class A-1 Notes ...............................    $          0.00
                                                                                            ---------------
                             Interest on Class A-2 Notes ...............................    $     49,354.45
                                                                                            ---------------
                             Interest on Class A-3 Notes ...............................    $    522,194.43
                                                                                            ---------------
     (e.)    Interest on Class B Notes for the related interest accrual period .........                       $      75,788.70
                                                                                                               ----------------
     (f.)    Interest on Class C Notes for the related interest accrual period .........                       $      51,361.23
                                                                                                               ----------------
     (g.)    Interest on Class D Notes for the related interest accrual period .........                       $      26,783.34
                                                                                                               ----------------

             CLASS E INTEREST:

     (h1.)   After the Class E Notes Interest Commencement Date, then Interest
              on Class E Notes for the related interest ................................                                     --
                                                                                                               ----------------
             accrual period to be paid to the Class E Noteholder .......................

     (h2.)   Prior to the Class E Notes Interest Commencement Date, then amount in (h1) from above to be paid as additional principal pro rata
              among the Class A, Class B, Class C and Class D Notes ....................    $     87,222.81
                                                                                            ---------------

                                                                                            ---------------

             TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST
              HOLDERS: PRINCIPAL

     (i1.)   Class A percentage ........................................................           0.699999
                                                                                            ---------------
     (i2.)   To Class A, amount from reserve account, if any ...........................
                                                                                            ---------------
     (i3.)   To Class A, the Class A overdue principal, if any .........................                 --
                                                                                            ---------------
     (i4.)   To Class A, the Class A monthly principal payment amount ..................    $  9,791,226.27
                                                                                            ---------------
     (i5.)   To Class A, the additional principal, if any, allocable from
              Class E interest amount ..................................................    $     69,262.69
                                                                                            ---------------
     (i6.)   To Class A, the additional principal, if any, allocable from
              Class F floor amount .....................................................                 --
                                                                                            ---------------
     (i7.)   Total principal payment to Class A  (i2-i6) ...............................    $  9,860,488.96
                                                                                            ---------------
     (i8.)                   Principal payment to Class A-1 Noteholders ................                       $             --
                                                                                                               ----------------
     (i9.)                   Principal payment to Class A-2 Noteholders ................                       $   8,183,382.63
                                                                                                               ----------------
     (i10.)                  Principal payment to Class A-3 Noteholders ................                           1,697,106.33
                                                                                                               ----------------
     (j1.)   Class B percentage ........................................................          0.0599996
                                                                                            ---------------
     (j2.)   To Class B, amount from reserve account, if any ...........................                 --
                                                                                            ---------------
     (j3.)   To Class B, the Class B overdue principal, if any .........................                 --
                                                                                            ---------------
     (j4.)   To Class B, the Class B monthly principal payment amount ..................    $            --
                                                                                            ---------------
     (j5.)   To Class B, the additional principal, if any, allocable from
              Class E interest amount ..................................................    $      8,980.06
                                                                                            ---------------
     (j6.)   To Class B, the additional principal, if any, allocable from
              Class F floor amount .....................................................                 --
                                                                                            ---------------
     (j7.)   Total principal payment to Class B Noteholders (j2-j6) ....................                       $       8,980.06
                                                                                                               ----------------
     (k1.)   Class C percentage ........................................................          0.0399997
                                                                                            ---------------
     (j2.)   To Class C, amount from reserve account, if any ...........................                 --
                                                                                            ---------------
     (k3.)   To Class C, the Class C overdue principal, if any .........................                 --
                                                                                            ---------------
     (k4.)   To Class C, the Class C monthly principal payment amount ..................    $            --
                                                                                            ---------------
     (k5.)   To Class C, the additional principal, if any, allocable from
              Class E interest amount ..................................................    $      5,986.71
                                                                                            ---------------
     (k6.)   To Class C, the additional principal, if any, allocable from
              Class F floor amount .....................................................                 --
                                                                                            ---------------

     (k7.)   Total principal payment to Class C Noteholders (k2-k6) ....................                       $       5,986.71
                                                                                                               ----------------
     (l1.)   Class D percentage ........................................................          0.0199999
                                                                                            ---------------
     (l2.)   To Class D, amount from reserve account, if any ...........................                 --
                                                                                            ---------------
     (l3.)   To Class D, the Class D overdue principal, if any .........................                 --
                                                                                            ---------------
     (l4.)   To Class D, the Class D monthly principal payment amount ..................    $            --
                                                                                            ---------------
     (l5.)   To Class D, the additional principal, if any, allocable from
              Class E interest amount ..................................................    $      2,993.35
                                                                                            ---------------
     (l6.)   To Class D, the additional principal, if any, allocable from
              Class F floor amount .....................................................                 --
                                                                                            ---------------
     (l7.)   Total principal payment to Class D Noteholders (l2-l6) ....................                       $       2,993.35
                                                                                                               ----------------
     (m1.)   Class E percentage ........................................................          0.0499986
                                                                                            ---------------
     (m2.)   To Class E, amount from reserve account, if any ...........................    $            --
                                                                                            ---------------
     (m3.)   To Class E, the Class E overdue principal, if any .........................                 --
                                                                                            ---------------
     (m4.)   To Class E, the Class E monthly principal payment amount ..................    $            --
                                                                                            ---------------    ----------------
     (m5.)   To Class E, the additional principal, if any, allocable from
              Class F floor amount .....................................................                 --
                                                                                            ---------------
     (m6.)   Total principal payment to Class E Noteholders (m2-m5) ....................                       $             --
                                                                                                               ----------------

             TO THE RESERVE ACCOUNT :

     (4.)    The amount, if any, needed to maintain the amount in the reserve
              account at the required reserve amount ...................................                       $             --
                                                                                                               ----------------

             CLASS F PAYMENTS:

     (n1.)   Sub-Total of funds disbursed through the Reserve Account ..................    $ 10,995,761.12
                                                                                            ---------------
     (n2.)   Funds available to be paid to Class F .....................................    $            --
                                                                                            ---------------
     (n3.)   Class F percentage ........................................................          0.1300032
                                                                                            ---------------
     (n4.)   Class F floor amount ......................................................    $  9,405,070.31
                                                                                            ---------------
     (n5.)   Class F principal balance before payment of principal on this
              payment date .............................................................    $ 20,471,721.07
                                                                                            ---------------
     (n6.)   If Funds available to be paid to Class F (n2) is greater than $0, then payment as follows: .................................................

     (n7.)   If principal balance (n5) is greater than Class F floor (n4) then to Class F in an amount equal to the lesser of (a) Class F monthly principal amount until the Class F principal balance has
              been reduced to the Class F floor amount  and (b) funds available ........                       $             --
                                                                                                               ----------------
     (n8.)   If Funds available to be paid to Class F (n2) is $0, then no payments to Class F and enter $0 .........................................
                                                                                                               ----------------
             TO THE TRUSTEE:

     (7.)    To the Trustee, any fees and expenses not previously paid subject to a limit ...............................................................
                                                                                                               ----------------
             TO THE ISSUERS:

     (8.)    To the issuers, as owner of the pledged assets, any remaining available funds on deposit in the collection account after all
              payments are made above ..................................................                       $             --
                                                                                                               ----------------

IV.  SERVICER ADVANCES

     (a.)    Aggregate amount of Servicer Advances at the beginning of the
              Collection Period ........................................................                       $   3,299,973.76
                                                                                                               ----------------
     (b.)    Servicer Advances reimbursed during the Collection Period .................                       $      72,681.92
                                                                                                               ----------------
     (c.)    Amount of unreimbursed Service Advances to be reimbursed on the
              Settlement Date ..........................................................                       $             --
                                                                                                               ----------------
     (d.)    Servicer Advances made during the related Collection Period ...............                       $     117,313.56
                                                                                                               ----------------
     (e.)    Aggregate amount of Servicer Advances at the end of the Collection
              Period ...................................................................                       $   3,344,605.40
                                                                                                               ----------------
     (f.)    Amount of delinquent Scheduled Payments for which Servicer Advances
              were not made ............................................................                                     --
                                                                                                               ----------------

V.   RESERVE ACCOUNT

     (a.)    Amount on deposit at the beginning of the related Collection Period .......                       $             --
                                                                                                               ----------------
     (b.)    Reserve Account initial deposit ...........................................
                                                                                                               ----------------
     (c.)    Amount of interest earnings reinvested for the related Monthly Period .....                       $             --
                                                                                                               ----------------
     (d.)    Amounts used to cover shortfalls, if any, for the related
              Collection Period ........................................................                                   0.00
                                                                                                               ----------------
     (e.)    Amounts used as required in a Trigger Event , if any,  for the
              related Collection Period ................................................                        $            --
                                                                                                               ----------------
     (f.)    Amounts transferred in from the Collection Account, if
              applicable (line 4) ......................................................                        $            --
                                                                                                               ----------------
     (g.)    Interest earnings for the related Monthly Period ..........................
                                                                                                               ----------------
     (h.)    Interest  earnings withdrawn and included as Available Funds for the related Monthly Period ...............................................
                                                                                                               ----------------
     (i.)    Amount on deposit at the end of the related Collection Period .............                       $             --
                                                                                                               ----------------

     (j.)    Is the Required Reserve Amount equal to the balance in the Reserve Account
              as of the related Collection period ? Y or N                                                            N
                                                                                                               ----------------


VI.  ADVANCE PAYMENTS

     (a.)  Beginning aggregate Advance Payments                                                                $   1,813,558.66
                                                                                                               ----------------
     (b.)  Add:  Amount of Advance Payments collected during the related
            Collection Period                                                                                  $   1,476,705.12
                                                                                                               ----------------
     (c.)  Add:  Investment earnings for the related  Collection Period                                        $             --
                                                                                                               ----------------
     (d.)  Less: Amount of Advance Payments withdrawn for deposit into
            Facility Account                                                                                   $   1,490,535.54
                                                                                                               ----------------
     (e.)  Ending aggregate Advance Payments                                                                   $   1,799,728.24
                                                                                                               ----------------




     ADVANTA BANK CORP., AS SERVICER

     BY:     /s/ KIRK WEILER
             -----------------------------

     TITLE:  V.P. Finance/Treasurer
             -----------------------------

     DATE:   03/12/02
             -----------------------------